EXHIBIT 10.55
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THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN
REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.




                               WARRANT TO PURCHASE
                        1,500,000 SHARES OF COMMON STOCK
                                       OF
                             ANNIE'S HOMEGROWN, INC.
                             A DELAWARE CORPORATION

                          VOID AFTER November 30, 2004


WARRANT NO1



REGISTERED OWNER:  HOMEGROWN HOLDINGS CORP.














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                                TABLE OF CONTENTS


                                                                            PAGE

SECTION 1         EXERCISE OF WARRANT ......................................  4

SECTION 2         RESERVATION OF COMMON STOCK...............................  4

SECTION 3         MERGERS, CONSOLIDATIONS, SALES............................  4

SECTION 4         DISSOLUTION OR LIQUIDATION................................  4

SECTION 5         NOTICE OF EXTRAORDINARY DIVIDEND..........................  5

SECTION 6         FRACTIONAL SHARES.........................................  5

SECTION 7         FULLY PAID STOCK; TAXES...................................  5

SECTION 8         CLOSING OF TRANSFER BOOKS.................................  5

SECTION 9         DEFINITIONS...............................................  6

SECTION 10        LOST, STOLEN WARRANTS, ETC................................  6

SECTION 11        WARRANT HOLDER NOT SHAREHOLDER............................  6

SECTION 12        NOTICES...................................................  6

SECTION 13        SEVERABILITY..............................................  7

SECTION 14        INDEX AND CAPTIONS........................................  7





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THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF HEREOF HAVE NOT BEEN
REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.


Warrant No. 1                                            Date: November 30, 1999


                               WARRANT TO PURCHASE

                        1,500,000 SHARES OF COMMON STOCK

                                       OF

                             ANNIE'S HOMEGROWN, INC.

THIS IS TO CERTIFY that, for value received and subject to the provisions hereinafter set forth, HOMEGROWN HOLDINGS CORP., a Delaware corporation, ("HOLDINGS") or assigns, is entitled to purchase from ANNIE'S HOMEGROWN, INC., a Delaware corporation (the "Corporation"), 1,500,000 shares of Common Stock of the Corporation, on the terms and conditions hereinafter set forth.

The purchase price for each share of Common Stock to be issued to the holder of this Warrant upon the exercise of this Warrant is $2.00 per share if the Warrant is exercised before the third anniversary of the "Closing" as defined in Section
2.1 of the Investment and Stock Purchase Agreement between the Corporation and HOLDINGS (the "Investment and Stock Purchase Agreement"), which definition is incorporated herein by reference as though set forth in full; $2.50 during the six months thereafter; $3.00 from then to the fourth anniversary of the Closing; $3.50 for six months thereafter; and $4.00 per share from four and one-half years after the Closing until expiration of the Warrants. In the event the net sales of the Corporation for the fiscal year ended March 31, 2000 do not equal or exceed $9,500,000 or the "adjusted net income" of the Corporation for that fiscal year is not positive, the exercise price of the Warrants shall be reduced by $.50 per share from each of the prices listed above. "Adjusted net income" is defined on Exhibit "C" to the Investment and Stock Purchase Agreement, which definition is incorporated herein by reference as though set forth in full.

This Warrant will be void unless exercised before the fifth anniversary of the Closing (the "Expiration Date") and all rights granted under this Warrant shall expire and lapse on the Expiration Date.

The terms which are capitalized herein shall have the meanings specified in
Section 9 unless the context shall otherwise require.

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SECTION 1. EXERCISE OF WARRANT.

Subject to the conditions hereinafter set forth, on or prior to the Expiration Date, this Warrant may be exercised for all shares of Common Stock which may then be purchased hereunder, or for any part of the shares of Common Stock which may then be purchased hereunder. Upon any such exercise, the holder shall surrender this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Corporation. Payment for the shares purchased by the holder pursuant to this Section shall be made in funds immediately available at the Corporation's office, for the shares so purchased.


SECTION 2. RESERVATION OF COMMON STOCK.

The Corporation covenants and agrees that at all times it will have authorized, and in reserve, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. Shares of Common Stock issued pursuant to this Warrant will be "restricted securities" under the Securities Act of 1933, as amended, and will be legended accordingly.


SECTION 3. MERGERS, CONSOLIDATIONS, SALES.

In the case of any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of its assets to another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Corporation, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place. The Corporation shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.


SECTION 4. DISSOLUTION OR LIQUIDATION.

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In the event of any proposed distribution of the assets of the Corporation in dissolution or liquidation except under circumstances when the foregoing Section 3 shall be applicable, the Corporation shall mail notice thereof to the holder of this Warrant and shall make no distribution to shareholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, the holder of this Warrant may exercise the purchase rights with respect to this Warrant within 30 days from the date of mailing such notice and all rights herein granted not so exercised within such 30-day period shall thereafter become null and void.


SECTION 5. NOTICE OF EXTRAORDINARY DIVIDENDS.

If the Board of Directors of the Corporation shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable on its Common Stock, the Corporation shall mail notice thereof to the holder of this Warrant not less than 30 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution and the holder of this Warrant shall not participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent that this Warrant is exercised prior to such record date. The provisions of this paragraph shall not apply to distributions made in connection with transactions covered by Section 3.


SECTION 6. FRACTIONAL SHARES.

In the event that any exercise of this Warrant would result in the issuance by the Corporation of a fractional share of Common Stock, the Corporation shall pay to the holder of this Warrant upon such exercise an amount in cash equal to the market price, as determined by the Corporation, of one whole share of the Common Stock multiplied by such fractional share.


SECTION 7. FULLY PAID STOCK; TAXES.

The Corporation covenants and agrees that the shares of Common Stock to be delivered on the exercise of the purchase rights herein provided for shall, at the time of such delivery, be validly issued and be fully paid and nonassessable. The Corporation further covenants and agrees that it will pay when due and payable any and all Federal and State transfer, stamp, excise or similar taxes which may be payable in respect of this Warrant or any Common Stock upon the exercise of the purchase rights herein provided for pursuant to the provisions hereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of Common Stock (and the certificates evidencing ownership thereof) in any name other than that of the holder exercising this Warrant, and any such tax shall be paid by such holder at the time of such transfer.


SECTION 8. CLOSING OF TRANSFER BOOKS.

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The right to exercise this Warrant shall not be suspended during any period that the stock transfer books of the Corporation for its Common Stock may be closed. The Corporation shall not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Corporation may postpone the delivery of the certificates for such Common Stock until the opening of such books, and they shall, in such case, be delivered promptly upon the opening thereof, or as soon as practicable thereafter.

SECTION 9. DEFINITIONS.

In addition to the terms defined elsewhere in this Warrant, the following terms have the following respective meanings:

The term "COMMON STOCK" as used herein shall include only Common Stock of the Corporation, authorized at the date hereof or hereafter authorized and any class of common stock issued in substitution therefor.

The term "WARRANTS" as used herein shall mean this and all warrants hereafter issued in substitution for this Warrant.


SECTION 10. LOST, STOLEN WARRANTS, ETC.

In case this Warrant shall be mutilated, lost, stolen or destroyed, the Corporation may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Corporation of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Corporation.


SECTION 11. WARRANT HOLDER NOT SHAREHOLDER.

This Warrant does not confer upon the holder hereof any right to vote or to consent or to receive notice as a shareholder of the Corporation, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.


SECTION 12. NOTICES.

All communications provided for hereunder shall be in writing and, if to the holder of this Warrant, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication, in each case addressed to the holder hereof at such address as such holder may designate to the Corporation in writing, and if to the Corporation, delivered or mailed by registered or certified mail or overnight courier, or by facsimile communication, to the Corporation at 395 Main Street, Wakefield, MA 01880,
Attention: Chief Financial Officer, or to such other address as the Corporation may designate to the holder hereof in writing; provided,

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however, that a notice to the holder by overnight air courier shall only be effective if delivered to such holder at a street address designated for such purpose in accordance with this Section, and a notice to such holder by facsimile communication shall only be effective if made by confirmed transmission to such holder at a telephone number designated for such purpose in accordance with this Section and promptly followed by delivery of such notice by registered or certified mail or overnight air courier, as set forth above. The person in whose name any Warrant shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant.


SECTION 13. SEVERABILITY.

Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.


SECTION 14. INDEX AND CAPTIONS.

The index and the descriptive headings of the various sections of this Warrant are for convenience only and shall not affect the meaning or construction of the provisions hereof.

IN WITNESS WHEREOF, ANNIE'S HOMEGROWN, INC., has caused this Warrant to be signed by its President and its Treasurer and this Warrant to be dated November 30, 1999.


                                           ANNIE'S HOMEGROWN, INC.


                                           By: /s/ Paul B. Nardone
                                               --------------------------
                                               Paul B. Nardone, President


By:  /s/ Neil Raiff
     ---------------------
     Neil Raiff, Treasurer


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                                  SUBSCRIPTION


ANNIE'S HOMEGROWN, INC.


         The undersigned, ____________________, pursuant to the provisions of the within Warrant, hereby elects to purchase _______________ Shares of Common Stock of ANNIE'S HOMEGROWN, INC., a Delaware corporation, covered by the within Warrant.


                                                     Signature_________________

                                                     Address___________________

Dated:____________________













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                                   ASSIGNMENT


         FOR VALUE RECEIVED__________________________ hereby sells, assigns and transfers unto _____________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________________, attorney, to transfer the said Warrant on the books of the within-named Corporation.


                                                ________________________________


Dated:____________________
















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